Deutsche Bank US Independent Refining Conference January 5, 2012 Exhibit 99.1

1 1 1 1 1
Forward-Looking Statements
This presentation should be reviewed in conjunction with CVR Energy, Inc.’s Third Quarter earnings conference call held on November 3, 2011. The following information contains forward-looking statements based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events. These statements are subject to risks, uncertainties, assumptions and other important factors. You are cautioned not to put undue reliance on such forward-looking statements (including forecasts and projections regarding our future performance) because actual results may vary materially from those expressed or implied as a result of various factors, including, but not limited to
(i) those set forth under “Risk Factors” in CVR Energy, Inc.’s Annual Report on Form 10-K,
Quarterly Reports on Form 10-Q and any other filings CVR Energy, Inc. makes with the
Securities and Exchange Commission, and (ii) those set forth under “Risk Factors” and
“Cautionary Note Regarding Forward-Looking Statements” in the CVR Partners, LP
Prospectus and any other filings CVR Partners, LP makes with the Securities and
Exchange Commission. CVR Energy, Inc. assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
TM

2 2 2 2 2 Management Attendees Jack Lipinski Chief Executive Officer Ed Morgan Executive Vice President of Investor Relations Jay Finks Director of Finance TM

Gary-Williams Acquisition Summary

4 4 4 4 4
Transaction Overview
CVR Energy, Inc. acquired Gary-Williams Energy Corporation for $607 million including working capital
Gary-Williams’ primary asset is a 70,000 barrels-per-day (“bpd”) refinery located in Wynnewood, Oklahoma
–
Complexity rating of 9.3
We funded the transaction primarily with cash, combined with approximately $200 million of senior secured financing
–
$643 million in balance sheet cash at Coffeyville Resources as of
September 30, 2011
(a)
We increased our existing asset based credit facility to $400 million
Transaction closed December 15th
(a) $643 million is net of cash at CVR Partners, LP.
TM

Isobutane
2%
Butane
2%
Mixed butane
1%
Sour Crude
(WTS)
18%
Sweet Crude
77%

Other
10%
Asphalt
2%
Jet Fuel
6%
Gasoline
54%
Diesel
28%

5 5 5 5 5
Summary LTM Feedstock and Product Slate
Asset Improvement Opportunities
Wynnewood Refinery Overview
Note:  LTM  as of September 30, 2011.
70,000 bpd of crude throughput capacity
–
9.3 complexity
Produces a full slate of gasoline, diesel,
asphalt, jet fuel, LPG and specialty products
–
97.5% liquid product yield
Strategically located in Group III of PADD II
–
Access to cost-advantaged, WTI
price-linked crude oils
Approximately 60% of products sold directly
into the local Oklahoma market
–
Approximately 12,000 bpd of gasoline and
ULSD sold via truck rack
–
Approximately 4,000 bpd of JP-8 sold via
truck rack
–
Remaining volumes distributed
throughout Mid-Continent region via
Magellan Pipeline
Over $100 million invested to upgrade and
optimize the facility since 2007
Project Opportunity
Logistics
Opportunity to share feedstocks based on unit
economics
Crude slate
Optimize crudes to improve consumed crude
differentials and improve realized refining margin
Rail options
Wynnewood connected to a BNSF main line
–
Property can accommodate new track and
off-take infrastructure
Storage options
Currently 2 million barrels of storage
–
Sufficient land for significant additional
storage  / blending tanks
TM

6 6 6 6 6
Acquisition Rationale
High quality asset increases CVR’s scale and operational diversity
–
Pro forma company will have approximately 185,000 bpd of throughput capacity and weighted average complexity of approximately 11.5
Strategically positioned in attractive Mid-Continent region
–
Located in the highly fragmented and historically underserved Group III, PADD II region (same as CVR)
Significant opportunities to enhance consolidated operations
–
Ability to expand CVR’s existing crude oil gathering business, diversify GWEC’s crude slate, leverage our marketing capabilities, reduce duplicative SG&A
Enhances financial strength and flexibility
–
Improves credit profile by expanding processing capacity and diversifying asset base (CVR will no longer be a single asset refiner)
Favorable spread environment and positive industry outlook
–
WTI/LLS and WTI/Brent pricing dynamics continue to provide favorable Mid-
Continent refining environment due to the limited crude pipeline capacity to Gulf
Coast (even post Seaway reversal)
TM

CVR Energy

Isobutane
1%
Other
feedstocks
4%
Butane
1%
Sour Crude
19%
Sweet Crude
75%

Asphalt
3%
LPG
1%
Other
8%
Jet Fuel
2%
Gasoline
50%
Diesel
36%(b)

$10
$8
$6
$4
$2
$0
($2)
$/bbl
10 Year Average = $1.56 / bbl
5 Year Average = $2.04 / bbl
2Q'06
3Q'06
4Q'06
1Q'07
2Q'07
3Q'07
4Q'07
1Q'08
2Q'08
3Q'08
4Q'08
1Q'09
2Q'09
3Q'09
4Q'09
1Q'10
2Q'10
3Q'10
4Q'10
1Q'11
2Q'11
3Q'11

7 7 7 7 7
Pro Forma Company Overview
Two top-tier Mid-Continent refineries
–
115,000 bpd Coffeyville, Kansas refinery
–
70,000 bpd Wynnewood, Oklahoma Refinery
A nitrogen fertilizer plant using pet coke
gasification
–
Rated capacity of 1,225 tpd ammonia; 2,025 tpd
UAN Nitrogen
–
Current $100.0 million expansion ongoing to
increase UAN capacity by 400,000 tons
Operates in higher margin markets
Logistics assets supporting both businesses
Financial flexibility
Pro Forma LTM Feedstock & Product Slate
(a)
PADD II – Group 3 Basis
CVR Energy:  About Us
Note:  LTM as of September 30, 2011.
(a) Pro forma based on weighted average of refinery capacity.
(b) CVR distillate assumed to be diesel for pro forma.
TM

Median Capacity: 185.0
CVR Energy
Capacity: 185 kbpd (Coffeyville & Wynnewood)
Complexity: 11.5 (blended average)
Median Complexity 9.7
NCRA
HollyFrontier
ExxonMobil
KOCH
CMC
CALUMET
TESORO
Husky Energy
VALERO
ConocoPhillips
SR
Complexity Index
Crude Unit Processing Capacity (000's bpd)
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
0
50
100
150
200
250
300
350
400
450
500
550
600
650
700

Company	Total Capacity (Kbpd)	Blended Complexity
Marathon Petroleum	602.0	10.0
ConocoPhillips[a]	560.4	9.1
BP[b]	470.7	9.6
HollyFrontier	293.3	13.0
Valero Energy	265.0	8.9
Koch Industries	262.0	9.8
ExxonMobil	238.6	10.6
Husky Energy[b]	220.7	9.7
CVR Energy / Wynnewood	185.0	11.5
CITGO Petroleum	167.0	9.8
PBF Energy	160.0	9.2
National Cooperative Refinery Association	85.5	15.8
Northern Tier Energy	74.0	10.5
Tesoro	58.0	7.8
Calumet Specialty Products	45.0	8.9
CountryMark Cooperative	26.5	9.7
Somerset Refinery	5.5	3.3
Total PADD II Refining Capacity	**3,719.2**

8 8 8 8 8
(a) 100% of capacity in Wood River, IL refinery JV consolidated (50% ownership interest).
(b) Includes 50% interest in JV in Toledo, OH refinery.
Source:  EIA and Wall Street research
PADD II Consolidated Refinery Statistics – By Owner
“Top Quartile” Consolidated Asset Profile
PADD II Refiners
Well Positioned to Compete in
Underserved PADD II Region
TM

CVR Energy

KEYSTONE
ENBRIDGE
Lockport
Chicago
Flanagan
MUSTANG
Phillipsburg
JAYHAWK
Kansas City
Wood River
Patoka
McPherson
El Dorado
SPEARHEAD
SOUTH
Coffeyville
Ponca City
Cushing
Tulsa
Duncan, OK
Wynnewood
Wichita Falls
Midland
SEAWAY
Houston
Nederland
Freeport

Denver
Phillipsburg
McPherson
Kansas City
Wood River
Coffeyville
Ponca City
Cushing
Tulsa
Wynnewood
Ardmore
Longview
Nederland

9 9 9 9 9
Consolidated Supply Network Consolidated Marketing Network
Extensive Crude Oil Supply and
Product Distribution Network
Major Canadian Crude Oil Pipelines
Terminals
Third-Party Refined Product Pipelines
Wynnewood Refinery
Coffeyville Resources Refining &
Marketing and Nitrogen Fertilizer
Wynnewood Exchange Terminals
CVR Crude Oil Pipelines
Third-Party Crude Oil Pipelines
Wynnewood Related Pipelines
CVR Headquarters
TM

Keystone Pipeline
Spearhead Pipeline
Seaway Pipeline
Miss Chat
Eagle Ford

10 10 10 10 10
2.7
1.0
0.5
0.7
2.0
GWEC assets
Refinery
Gathering
Cushing Owned(a)
Cushing Leased
Logistics Overview Operations Map
Logistics Drives Profitability
(a) Under construction.
Located 100 miles from the global crude hub of
Cushing, CVR has access to global crudes with
storage to optimize purchasing and crude slates
Shipper status of 35,000 bpd on Spearhead and
Keystone Pipelines
37,000+ bpd crude oil gathering system serving
Kansas, Oklahoma, Missouri and Nebraska
145,000 bpd proprietary pipeline system to
transport crude to the Coffeyville refinery
Currently constructing an additional one million
barrel storage facility in Cushing
Coffeyville Resources
Refining & Marketing and Nitrogen
Fertilizer
Coffeyville Resources Refined Fuel
Products / Asphalt Terminal
Wynnewood Refinery
Coffeyville Resources Crude
Transportation
Offshore Deepwater Crude
Foreign Crude
Coffeyville Resources Crude Oil
Pipeline
Third-Party Crude Oil Pipeline
CVR Energy Headquarters
Legend
Total 6.9 mm bbls
Canada
Texas
Louisiana
Arkansas
Oklahoma
Missouri
Iowa
Nebraska
South Dakota
North Dakota
Wyoming
Montana
Utah
Minnesota
Illinois
Houston
Freeport
Shidler
Kansas City
Cushing
Bartlesville
Corsicana
Nederland
Sugar Land
Houma
Midland
Broome
Humboldt
Columbia
Des
Moines
Sioux Falls
Sioux City
Omaha
Oklahoma City
Tulsa
Topeka
Coffeyville
Plains
Pipeline
Wichita Falls
Colorado
Kansas
Winfield
Valley Center
Wichita
Plainville
Phillipsburg
Denver
Clearbrook
Flanagan
New Mexico
Bakken
Wisconsin
DJ
Basin
Salt Lake City
Jackson
PF Crude Storage Owned / Leased
TM

Production hedged (bpd) (% of GWEC production)
30,000
25,000
20,000
15,000
10,000
5,000
0
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
Hedged Crack spread ($/bbl)
$25.89
$27.63
$25.65
$23.71
$24.80
$24.57
$22.90
$20.76
20,879
21,429
21,196
20,380
12,500
6,593
6,522
6,522
33%
34%
34%
32%
20%
10%
10%
10%
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013

11 11 11 11 11
Hedging Activity
Note: Based on 11/28 market data.
Locked
Gross
Margin
$49.2 $53.9 $50.0 $44.5 $27.9 $14.7 $13.7 $12.5
2012 Total Locked Gross Margin $197.5
2012 Total Locked Margin per Barrel $3.42
CVR has an estimated $50.9 million unrealized gain based on 11/28 market data
TM

12 12 12 12 12
Post-closing Value Enhancement
Initiatives
Integrate and optimize operations with existing businesses
–
Expand existing crude oil gathering business to supply lower cost, local crude to Wynnewood refinery
–
Proximity of plant is a benefit to managing feedstocks
Increase ability to optimize Sour / Heavy Sour processing
–
CVR has 35,000 barrels per day capacity on pipelines from Canada
–
Ability to substitute Heavy Canadian Sour for Domestic US Sour
–
All crudes priced off WTI
SG&A synergies exist
TM

13 13 13 13 13
Projected Synergies and Improvements
(a) Assumes realization at beginning of year.
Synergies Assumptions Amount ($mm) (a)
Crude Rate Increase 4,000 bpd to 67,000 bpd in non turnaround years $16.3
Overall Crude Differential $0.50/bbl on crude rate 7.9
Reduce Trucked Crude Freight $0.50/bbl on 10,000 bpd 0.9
Product & Feedstock Optimization Between Refineries Assumes improvement of $1.50/bbl on 2,000 bpd 1.1
SG&A Improvements / Optimizations Shared services, personnel realignment & general savings 5.0
Miscellaneous Sum of small improvements & optimizations 1.2
Total $32.4
2012E Projected Synergies
TM

Coffeyville Overview

CVR Energy

Other feedstocks 6%
Sour Crude (WCS) 20%
Sweet Crude 74%

Other products 13%
Gasoline 46%
Distillate 41%

15 15 15 15 15
Summary LTM Feedstock & Product Slate
(a)
Management’s Proven Track Record
Coffeyville Refinery Overview
(a) LTM  as of September 30, 2011.
115,000 bpd of crude throughput capacity
–
12.9 complexity
High complexity refinery producing gasoline,
distillates, specialty products and petroleum coke
Strategically located in Group III of PADD II
–
Access to cost-advantaged, WTI price-linked
crude oils
–
100 miles from Cushing, Oklahoma
Sales and distribution
–
Rack marketing division supplies products
through tanker trucks
–
Bulk sales into Mid-Continent markets via
Magellan and into Colorado and other
destinations via product pipelines owned by
Magellan, Enterprise Products Partners and
NuStar
$521 million invested in refinery between 2005
and 2009
Two-phase turnaround complete in Q1 2012
2005 (Acquisition year) Current
Operational
Upgrades
Launched $521 million of
upgrades
Now, most flexible
Mid-Con refinery
Crude and
Feedstock
Throughput (bpd)
98,300 115,140 (a)
Feedstock
flexibility
No heavy sour Up to 25k bpd
Complexity
9.5 12.9
Gathered Barrels
Capacity (bpd)
~7,000 37,000+
TM

$140
$120
$100
$80
$60
$40
$20
$0
$10
$5
$0
($5)
($10)
($15)
($20)
($25)
($30)
($35)
Brent-WTI Differential
WTI
Brent

(thousand barrels per day)
5,000
4,000
3,000
2,000
1,000
0
Actual
Forecast
2005
2007
2009
2011
2013
2015
2017
2019
2021
2023
2025
Other
Conventional
Oil Sands
Atlantic Canada Offshore

16 16 16 16 16
Overview
Historical & Projected Canadian Production Historical & Projected Bakken Crude Production
Access to WTI Priced Crudes
(a) Source: Canadian Association of Petroleum Producers June 2011 publication.
Source:  Wood Mackenzie Upstream Service database
Both refineries benefit from the current WTI-Brent spread
WTI price-linked crudes are currently trading at
historically wide discounts to crudes, such as Brent
and LLS
Growing production from the U.S. Bakken and Canada
flowing into Cushing, OK is contributing to this
differential
Expected pipeline capacity (Seaway reversal) necessary
to move production from Cushing to the Gulf Coast
projected to move only 400k bpd by 2013
87.6
102.1
132.7
142.3
201.8
262.9
313.1
340.0
362.4
0
100
200
300
400
2006 2007 2008 2009 2010 2011 2012 2013 2014
Bakken Crude Production
(thousand barrels per day)
Historical WTI-Brent Spread ($/bbl)
TM

3 year average is $3.64
$2
$1
$0
($1)
($2)
($3)
($4)
($5)
($6)
($7)
$/bbl
1Q'06
3Q'06
1Q'07
3Q'07
1Q'08
3Q'08
1Q'09
3Q'09
1Q'10
3Q'10
1Q'11
3Q'11

17 17 17 17 17
Overview Asset Map
Total Consumed Crude Discount to WTI
Crude Gathering
Gathered 7,000 bpd in 2005
Today gathering 37,000+ bpd
Growth target 10% – 20% per year for the
next 2 – 5 years
Texas
Oklahoma
Missouri
Nebraska
Kansas
Colorado
South Dakota
North Dakota
Barrels Gathered Per Day  – LTM Q3 2011
15,000+ Up to 10,000
Up to 1,000
Refining Operations
Corporate
Headquarters
Growth Prospects
TM

Nitrogen Fertilizer MLP

WA
OR
CA
ID
NV
MT
WY
UT
CO
AZ
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
Additional Shipments East of the Mississippi

19 19 19 19 19
Overview Fertilizer Operations
Strategically Located Assets and Logistics
Located in the corn belt
(on Union
Pacific mainline)
45% of corn planted in
2010 was within $35/UAN
ton freight rate of our
plant
$25/ton transportation
advantage to corn belt vs.
US Gulf Coast
No intermediate transfer,
storage, barge freight or
pipeline freight charges
Rail Distribution
LTM Q3 2011 Tons Sold by State
100,000+ 10,000 to 100,000 Up to 10,000
Corporate
Headquarters
Fertilizer Plant
LTM Q3 2011 Total Tons Sold ~ 731,500
TM

56% 57% 59% 57% 62% 62% 62% 60% 57% 53% 46%
44% 43% 41% 43% 38% 38% 38% 40% 43% 47% 54%
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
Consumption
Net Exports

2,102
800
2,006
1,557
3,330
819
1,187
748
1,150
350
260
Source: Oil & Gas Journal
Texas Gulf Coast Coke Production = 40,000 tons/day
Rail Distribution
Fertilizer Plant
Corporate Headquarters

20 20 20 20 20
Overview
Abundant Supply of Third-party Pet Coke
US Pet Coke Exports and Consumption
Stable & Economic Feedstock
Source:  EIA
CVR Partners LP 2008 – 2010 average daily coke demand ~ 1,378 tons/day
Coke gasification technology uses petroleum coke as a feedstock
–
Pet coke costs lower than natural gas costs per ton of ammonia produced, and pet coke prices are significantly more stable than natural gas prices
–
Over 70% of pet coke supplied by refinery through long-term
contract
Dual train gasifier configuration ensures reliability
Ammonia synthesis loop and UAN synthesis use same processes as natural gas based producers
TM

Corn Spot Prices

Current
$6.01*
5-Yr Avg.
$4.64
5-Yr Prior Avg.
$2.16
8
7
6
5
4
3
2
1
0
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011

Breakdown of U.S. Farmer Total Input Costs

Input Costs and Prices per Bushel ($)
Corn Futures Prices*:
30 Day: $6.11
12 Month: $5.48
Avg. % Total of Cost:
Other Variable Costs 13%
Seed and Chemicals 18%
Fixed Costs 48%
Fertilizers 21%
2.60
2.97
3.10
3.68
3.53
3.71
7
6
5
4
3
2
1
-
2005 2006 2007 2008 2009 2010

21 21 21 21 21
Market Fundamentals
Farmer Profitability Supports Fertilizer Pricing
Corn consumes the largest amount of nitrogen fertilizer
Farmers are expected to generate substantial proceeds at currently forecasted corn prices
Farmers are still incentivized to apply nitrogen fertilizer at corn prices lower than current spot
Nitrogen fertilizer represents a small percentage of a farmer’s input costs
Note:  Fixed Costs include labor, machinery, land, taxes, insurance, and other.
*As of Dec. 20, 2011
Source: CIQ
*As of Dec .20, 2011
Source: CIQ, USDA
TM

- Robust global grain demand coupled with capacity reductions has lead to significant nitrogen fertilizer price increases
- 5 year average UAN price has increased 91% over previous 5 year average
- UAN commands a premium over ammonia and urea on a nutrient basis

22 22 22 22 22
Market Fundamentals
Strong Pricing Environment
($ per Ton)
Historical U.S. Nitrogen Fertilizer Prices
0
100
200
300
400
500
600
700
800
900
1,000
1999 2000 2001 2002 2004 2005 2006 2007 2009 2010 2011
Ammonia
$686
UAN
$352
Southern Plains
Ammonia
Corn Belt UAN
5-Yr Average Southern
Plains Ammonia
Source: Green Markets Data, Fertecon
5 Yr. Avg.
UAN $163
5-Yr Average
Corn Belt UAN
5 Yr. Avg.
Ammonia $283
5 Yr. Avg.
Ammonia $493
5 Yr. Avg.
UAN $312
TM

Financial Highlights

CVR Energy

$122
$574
$130
$109
$71
$142
$53
$155
2008
2009
2010
LTM
Adjusted Petroleum EBITDA
Adjusted Fertilizer EBITDA

$2
$24
$60
$2
$13
$34
$3
$10
$20
$3
$17
$36
2008
2009
2010
LTM
Petroleum Capex
Fertilizer Capex
Corporate

$11.04
$3.91
$8.91
$3.58
$8.07
$3.72
$20.01
$4.56
2008
2009
2010
LTM (a)
Adjusted refining margin per barrel
Direct opex (before D&A) per barrel

$328
$596
$223
$342
$202
$382
$282
$556
2008
2009
2010
LTM
UAN price
Ammonia price

24 24 24 24 24
EBITDA by Operating Segment ($mm) Capital Expenditures ($mm)
Refining Margins and Expenses ($/bbl) Fertilizer Prices ($/Ton)
Key Historical Financial Statistics
CVR Energy Standalone
Note: Adjusted Petroleum EBITDA represents petroleum operating income adjusted for FIFO impacts, share-based compensation, loss on disposal of fixed assets, major scheduled turnaround expenses, realized gain and losses on derivatives, net, depreciation and amortization and other income or expenses. Adjusted Fertilizer EBITDA represents nitrogen fertilizer operating income adjusted for share-based compensation, loss of disposal of fixed assets, major scheduled turnaround expenses, depreciation and amortization and other income or expenses.
(a) Direct opex per barrel excludes turnaround.
TM

$37
$47
$235
2009
2010
LTM

$49
$43
$21
2009
2010
LTM

$9.43
$4.34
$7.50
$3.92
$17.76
$4.33
2009
2010
LTM
Adjusted refining margin per barrel (b)
Direct opex (before D&A) per barrel

64,282
66,515
64,488
2009
2010
LTM

25 25 25 25 25
Adjusted EBITDA ($mm)
(a)
Capital Expenditures ($mm)
Refining Margins and Expenses ($/bbl) Total Throughput (bpd)
Key Historical Financial Statistics
Gary Williams Standalone
(a) Adjusted EBITDA represents GWEC operating income adjusted for FIFO impacts, major scheduled turnaround expenses, realized gain and losses on derivatives, net, depreciation and amortization and other income or expenses.
(b) Adjusted refining margin per barrel is equal to gross operating margin adjusted for FIFO inventory gains or losses divided by crude throughput.
TM

$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$3.91
$3.58
$3.70
$4.56
2008
2009
2010
LTM 3Q 2011

$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$4.24
$4.33
$4.48
$4.56
$4.89
$5.11
$5.41
$5.82
ALJ
GWEC
CVI PF GWEC (a)
CVI (a)
DK
HFC (b)
TSO
WNR

26 26 26 26 26
CVI Operating Expenses
(a)
($/bbl) Q3’11 LTM Operating Expense ($/bbl)
Combined Company –
Controlled Operating Expenses
(a) Excludes turnaround. CVI PF GWEC based on weighted average crude throughput.
(b) HFC combined results from legacy companies 3Q 2011 report.
TM

Appendix

28 28 28 28 28
Pro Forma Organizational Structure
CVR Energy, Inc.
NYSE: CVI
Market cap: ~$2.2 bn
Coffeyville Resources, LLC
Fertilizer business
CVR Partners, LP
NYSE: UAN
Market cap: ~$1.8 bn
Refining business
~$809 mm LTM EBITDA
Public shareholders
Public unitholders
100%
100%
100% GP
69.7% LP
30.3% LP
Wynnewood Refinery (GWEC)
(Wynnewood, OK)
Coffeyville Refinery
(Coffeyville, KS)
100%
100%
Represents Acquisition
TM

29 29 29 29 29
Non-GAAP Financial Measures
To supplement the actual results in accordance with U.S. generally accepted accounting principles (GAAP), for the applicable periods, the Company also uses certain non-GAAP financial measures as discussed below, which are adjusted for
GAAP-based results. The use of non-GAAP adjustments are not in accordance with or an alternative for GAAP. The adjustments are provided to enhance the overall understanding of the Company’s financial performance for the applicable periods and are also indicators that management utilizes for planning and forecasting future periods. The non-GAAP measures utilized by the Company are not necessarily comparable to similarly titled measures of other companies.
The Company believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition and results of operations because these measures, when used in conjunction with related GAAP financial measures (i) together provide a more comprehensive view of the Company’s core operations and ability to generate cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial and operational planning decisions, and (iii) presents measurements that investors and rating agencies have indicated to management are useful to them in assessing the Company and its results of operations.
TM

30 30 30 30 30
Non-GAAP Financial Measures (cont’d)
EBITDA: EBITDA represents net income before the effect of interest expense, interest income, income tax expense (benefit) and depreciation and amortization. EBITDA is not a calculation based upon GAAP; however, the amounts included in EBITDA are derived from amounts included in the consolidated statement of operations of the Company. Adjusted EBITDA by operating segment results from operating income by segment adjusted for items that the company believes are needed in order to evaluate results in a more comparative analysis from period to period. Additional adjustments to EBITDA include major scheduled turnaround expense, the impact of the Company’s use of accounting for its inventory under first-in, first-out
(FIFO), net unrealized gains/losses on derivative activities, share-based compensation expense, loss on extinguishment of debt, and other income (expense). Adjusted EBITDA is not a recognized term under GAAP and should not be substituted for operating income or net income as a measure of performance but should be utilized as a supplemental measure of financial performance in evaluating our business.
First-in, first-out (FIFO): The Company’s basis for determining inventory value on a GAAP basis.
Changes in crude oil prices can cause fluctuations in the inventory valuation of our crude oil, work in process and finished goods, thereby resulting in favorable FIFO impacts when crude oil prices increase and unfavorable FIFO impacts when crude oil prices decrease. The FIFO impact is calculated based upon inventory values at the beginning of the accounting period and at the end of the accounting period.
TM

31 31 31 31 31
Non-GAAP Financial Measures (cont’d)
CVR 9/30/11 LTM Adjusted EBITDA ($mm)
LTM 9/30/2011
Consolidated Net Income $282.2
Interest expense, net of interest income 53.8
Depreciation and amortization 88.1
Income tax expense 181.5
EBITDA adjustments included in NCI (3.4)
Unrealized (gain)/loss on derivatives 9.8
Loss on disposal of fixed assets 2.9
FIFO impact (favorable), unfavorable (30.4)
Share based compensation 52.4
Loss on extinguishment of debt 3.6
Major turnaround expense 16.5
Other non-cash expenses -
Consolidated Adjusted EBITDA $657.0
Fertilizer Adjusted EBITDA 121.7
Adjusted EBITDA excl. Fertilizer $535.3
TM

32 32 32 32 32
Non-GAAP Financial Measures (cont’d)
CVR Adjusted EBITDA ($mm)
Petroleum: 2008 2009 2010 LTM 9/30/2011
Petroleum operating income $31.9 $170.2 $104.6 $529.5
FIFO impact (favorable) unfavorable 102.5 (67.9) (31.7) (30.4)
Share-based compensation (10.8) (3.7) 11.5 17.1
Loss on disposal of fixed assets - - 1.3 1.5
Major scheduled turnaround - - 1.2 12.8
Realized gain (loss) on derivatives, net (121.0) (21.0) 0.7 (24.7)
Goodwill impairment 42.8 - - -
Depreciation and amortization 62.7 64.4 66.4 67.8
Other income (expense) 1.0 0.3 0.7 0.5
Adjusted EBITDA $109.1 $142.3 $154.7 $574.1
Fertilizer: 2008 2009 2010 LTM 9/30/2011
Fertilizer operating income $116.8 $48.9 $20.4 $84.0
Share-based compensation
(10.6) 3.2 9.0 14.1
Loss on disposal of fixed assets 2.3 - 1.4 1.4
Major scheduled turnaround 3.3 - 3.5 3.5
Depreciation and amortization 18.0 18.7 18.5 18.5
Other income (expense) 0.1 - - 0.2
Adjusted EBITDA $129.9 $70.8 $52.8 $121.7
TM

33 33 33 33 33
Non-GAAP Financial Measures (cont’d)
(a) Includes disposal of assets, asset impairments, discontinued operations and fire related adjustments.
GWEC Adjusted EBITDA ($mm)
GWEC: 2009 2010 LTM 9/30/2011
Net income (loss) $52.5 $16.1 $161.6
Income taxes - - -
Interest expense (net) 12.9 22.4 28.6
Depreciation and amortization 13.8 14.7 17.2
Hedge mark to market loss (gain) - - 37.9
Turnaround amortization 15.4 13.8 13.1
Non-cash inventory loss (gain) (57.9) (19.6) (23.1)
Other unusual or non-recurring items (a) 0.1 - (0.2)
Adjusted EBITDA $36.8 $47.4 $235.1
TM